UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 28, 2019, Lightbridge Corporation (the “Company”) entered into an at-the-market equity offering sales agreement (as amended, the “Sales Agreement”) with Stifel, Nicolaus & Company, Incorporated (the “Agent”), pursuant to which the Company may issue and sell shares of its common stock from time to time through the Agent as the Company’s sales agent. The Company and the Agent subsequently amended the Sales Agreement on April 9, 2021 and May 8, 2024. Sales of the Company’s common stock through the Agent, if any, will be made by any method that is deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-278388) filed on March 29, 2024 with the Securities and Exchange Commission (“SEC”) and declared effective April 19, 2024 (the “Registration Statement”), the base prospectus filed as part of such registration statement and the prospectus supplement dated November 22, 2024 (the “November Prospectus Supplement”).

On August 8, 2024, the Company filed with the SEC, a prospectus supplement for the offer and sale of up to $12,595,000 of our common shares pursuant to the Sales Agreement (the “August Prospectus Supplement” and, collectively with the November Prospectus Supplement, the “Prospectus Supplements”) under Registration Statement. As of the date of this prospectus supplement, the Company has sold $12,397,540 of our common shares pursuant to the Sales Agreement under the August Prospectus Supplement. Immediately following the filing of the November Prospectus Supplement, the Company will have an aggregate of $45.2 million of remaining capacity under the Prospectus Supplements.

The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference into the Registration Statement the items filed herewith as Exhibits 5.1 and 23.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Gary R. Henrie, Esq.
23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: November 22, 2024	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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